Exhibit 10.14

GUARANTEE

This Guarantee (the “Guarantee”) is made as of August 4, 2014 (the “Effective Date”) by CallCopy, Inc., a Deleware corporation (the “Guarantor”), in favor of Zions First National Bank, a national banking association (“Lender”), as an inducement to Lender to continue to loan monies to inContact, Inc., a Delaware corporation (“Borrower”), pursuant to the terms and conditions of the Loan Agreement referenced below.

Recitals

1.Lender has previously extended a loan to Borrower in the aggregate principal amount of $23,000,000 (the “Existing Loan”), which is governed by that certain Amended and Restated Loan Agreement dated April 30, 2012 by and between Borrower and Lender, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated June 21, 2013 (collectively, and as may be further amended or modified from time to time including pursuant to the terms and conditions of the Second Amendment referenced below, the “Loan Agreement”).  The Existing Loan is evidenced by that certain (i) Promissory Note (Term Loan) dated April 30, 2012 executed by Borrower in favor of Lender in the original principal amount of $4,000,000, (ii) Promissory Note (Term Loan) dated June 21, 2013 executed by Borrower in favor of Lender in the original principal amount of $4,000,000, and (iii) Amended and Restated Promissory Note (Revolving Loan) dated April 30, 2012 executed by Borrower in favor of Lender in the maximum principal amount of $15,000,000 (collectively, the “Existing Promissory Notes”), which Existing Promissory Notes are secured by the Security Documents (as defined in the Loan Agreement).

2. Lender and Borrower are entering into a Second Amendment to Amended and Restated Loan Agreement dated as of the Effective Date (the “Second Amendment”) pursuant to which, among other things, Lender has agreed to make an additional term loan (the “New Term Loan”; the New Term Loan together with the Existing Loan, collectively, the “Loan”) to Borrower evidenced by a Promissory Note in the original principal amount of $4,000,000 (the “New Term Loan Note”; the New Term Loan Note together with the “Existing Promissory Notes”, collectively, the “Promissory Notes”).

3.As a condition to entering into the Second Amendment, Lender requires that Guarantor execute and deliver this Guarantee.

Agreement

For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor agrees as follows:

1.Recitals. Guarantor hereby acknowledges the accuracy of the Recitals set forth above, which are incorporated herein by this reference.

2.Definitions.  Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

“Collateral” includes, in addition to the meaning set forth in the Loan Agreement, any other collateral for the Indebtedness which may be taken in the future.

“Indebtedness” means the Loan and all other liabilities, obligations, and indebtedness of Borrower or any other Person arising under or contemplated by (i) the Loan Documents, including each Promissory Note, and including all costs and expenses, including reasonable attorneys fees and legal expenses, for which Borrower or such other Person is liable under the Loan Documents and (ii) any other note, indenture, contract, agreement, or undertaking between or among Borrower and Lender or any of Lender’s Affiliates.

“Material Adverse Effect” means any or all of the following: (i) any material adverse effect on the financial condition, business, operations, or properties of Guarantor or any other guarantor of the Indebtedness; (ii) any material adverse effect on the ability of Guarantor or any other guarantor of the Indebtedness to perform their respective obligations under any of the Loan Documents; (iii) any material adverse effect on the validity, effectiveness or enforceability, as against Guarantor or any other guarantor of the Indebtedness, of any of the Loan Documents to which such guarantor is a party; (iv) any material adverse effect on any material portion of the Collateral or on the aggregate value of the Collateral; or (v) any material adverse effect on the Liens in favor of Lender on the Collateral or the validity, enforceability, perfection or priority of such Liens.

3.Guarantee.  Guarantor absolutely and unconditionally guarantees to Lender that Borrower shall promptly and fully perform, pay and discharge the Indebtedness. If Borrower fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand from Lender.

4.Guarantee Unconditional.  This Guarantee is an absolute and unconditional guarantee of payment and not of collectability. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, or enforceability of the Indebtedness or any of the Loan Documents or the value or sufficiency of any Collateral.

5.Agreement to Pay Attorneys Fees.  Guarantor agrees to pay all collection costs, including reasonable attorneys fees and legal expenses, incurred by Lender in enforcing this Guarantee.

Guarantor agrees to pay all expenses, including attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

6.Representations and Warranties by Guarantor.  Guarantor represents and warrants to Lender as follows:

a.Guarantor is a corporation duly organized and existing in good standing under the laws of the State of Delaware.

b.Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its business requires qualification.

c.Guarantor has the full power and authority to own its properties and to conduct the business in which it engages and to enter into and perform its obligations under this Guarantee.

d.The execution, delivery, and performance by Guarantor of the Loan Documents to which Guarantor is a party have been duly authorized by all necessary action on the part of Guarantor and are not inconsistent in any material respects with Guarantor’s Organizational Documents or any resolution of the board of directors, managers or members of Guarantor, do not and will not contravene any material provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Guarantor is a party or by which it is bound, other than any default which could not reasonably be expected to have a Material Adverse Effect, and that upon execution and delivery hereof and thereof, the Loan Documents to which Guarantor is a party will constitute legal, valid, and binding agreements and obligations of Guarantor, enforceable in accordance with their respective terms.

e.Guarantor has delivered to Lender’s counsel accurate and complete copies of its Organizational Documents which are operative and in effect as of the Effective Date.

7.Financial Statements and Reports.  Guarantor agrees to provide Lender with such financial statements and reports as Lender may reasonably request in a form reasonably acceptable to Lender. Audited financial statements and reports shall be prepared in accordance with Accounting Standards. Unaudited financial statements and reports shall fully and fairly represent Guarantor’s financial condition as of the date thereof and the results of such Guarantor’s operations for the period or periods covered thereby and shall be consistent with other financial statements previously delivered to Lender.

8.Waiver by Guarantor.  Guarantor expressly and absolutely, without affecting the liability of Guarantor hereunder:

a.Waives notice of acceptance of this Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

b.Waives demand, protest, notice of dishonor or nonpayment or presentment for payment of any Promissory Note or any other evidence of the Indebtedness;

c.Waives notice of transactions which have occurred under or relating to or affecting this Guarantee;

d.Waives notice of any adverse change in the condition, financial or otherwise, of Borrower or any other guarantor of the Indebtedness, any change concerning any Collateral, or of any other fact which might materially increase Guarantor’s risk, whether or not Lender has knowledge of the same;

e.Waives any right to require Lender to (i) proceed against Borrower or any other guarantor of the Indebtedness by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or (iii) exercise, pursue or enforce any right or remedy Lender may have against Borrower, any Collateral, any other guarantor of the Indebtedness, any other person or entity, or otherwise, prior to proceeding against Guarantor; and

f.Waives any and all rights of subrogation, contribution or indemnification against Borrower or any other guarantor of the Indebtedness of any nature whatsoever, now existing or hereafter arising or created, unless and until the Indebtedness has been finally and irrevocably paid in full.

g.Waives any “one action” or “deficiency” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale, including, without limitation, Utah Code Annotated Sections 78B-6-901 and 57-1-32 and any successor or replacement statutes or any similar laws or benefits under Utah law.

9.Creation of Trusts; Transfers to Trusts.

Guarantor shall not create as settlor any trust, or transfer any assets into any trust, without giving written notice to Lender at least 90 days prior to such creation or transfer. Such notice shall describe in reasonable detail the trust to be created and/or the asset transfer to be made. Failure by any such settlor to provide that notice shall be an Event of Default under the Loan Documents.

Guarantor shall not create as settlor any actual or purported spendthrift trust, asset protection trust or any other trust intended by its terms or purpose (or having the effect) to protect assets from creditors or to limit the rights of existing or future creditors (an “Asset Protection Trust”) without the prior written consent of Lender. Lender may withhold that consent in its sole discretion. Creation of any Asset Protection Trust, and each transfer of assets thereto, by any such settlor without the Lender’s prior written consent:

a.Shall be an Event of Default under the Loan Documents;

b.Shall have the effect of, and shall be deemed as a matter of law, regardless of that settlor’s solvency, of having been made by that settlor with the actual intent of hindering and delaying and defrauding Lender and the Lenders as that settlor’s creditors; and

c.Shall constitute a fraudulent transfer that is unenforceable and void (not merely voidable) as against Lender.

With respect to each such fraudulent transfer, Lender shall have all the rights and remedies provided by state fraudulent transfer laws, or otherwise provided at law or equity. Lender shall have the right to obtain an ex parte court order directing the trustee of the Asset Protection Trust to give Lender written notice a reasonable time (of not less than ten Banking Business Days) prior to making any distribution from said trust. Nothing in this paragraph shall limit or affect any rights or remedies otherwise provided to Lender by law, equity or any contract.

10.Consent to Lender’s Acts.  Guarantor hereby authorizes and consents to Lender at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released or affected by:

a.The taking or accepting, or the failure by Lender to take or accept, any other Collateral or other guarantee for the Indebtedness;

b.The modification, amendment, extension, renewal, replacement, or termination of any of the Loan Documents, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness;

c.Any complete or partial release, substitution, subordination, impairment, loss, compromise, or other modification of any Collateral or any other guarantee;

d.The complete or partial release or substitution of Borrower or any other guarantor of the Indebtedness;

e.Any renewal, extension, modification, replacement, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other guarantor of the Indebtedness, or the performance of any covenant contained in the Loan Documents;

f.Any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Loan Documents, or any action in connection with any Collateral or this Guarantee or any other guarantee, including, without limitation, the failure of Lender to perfect any security interest in any Collateral;

g.Any increase or decrease in the rate of interest on the Indebtedness;

h.Acceptance of any partial and/or late payments on the Indebtedness;

i.Application of payments by, or recoveries from, Borrower or any other guarantor of the Indebtedness, or any sums realized from any Collateral, in such manner and in such order of priority as Lender deems proper, whether or not the obligation to which the payment or recovery is applied is due at the time of such application; and

j.Lender exercising any and all rights and remedies available to Lender by law, at equity or by agreement, even if the exercise thereof may affect, modify, or eliminate such Guarantor’s or any other guarantor of the Indebtedness’ right of subrogation against Borrower or any other party.

11.Subordination by Guarantor.

a.Collateral.  Irrespective of the time, order, manner, or method of creation, attachment, or perfection, any and all security interests, liens, mortgages, deeds of trust, assignments, and any other right, title or interest in, to, or on any Collateral, whether obtained by agreement or by judicial process (“Encumbrance”), all Encumbrances in favor of Lender, now existing or hereafter created, shall have priority over any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created. Guarantor hereby subordinates any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created, to any and all Encumbrances in favor of Lender in, to, or on any Collateral, now existing or hereafter created.

b.Payment.  Upon occurrence and during the continuation of an Event of Default, (i) the right of Guarantor to receive any payment, whether of principal or interest, on any obligation owing by Borrower to Guarantor shall be subordinated to the right of Lender to receive payment on the Indebtedness; (ii) Guarantor shall not receive or accept any payments from or on behalf of Borrower, any other guarantor of the Indebtedness, or any other obligor on any obligation owing by Borrower to Guarantor without the prior written consent of Lender, and, if Guarantor receives such a payment without Lender’s prior written consent, such payment shall be received in trust for Lender and shall be immediately tendered to Lender to be applied towards the Indebtedness; and (iii) Guarantor shall direct Borrower to make all payments on any obligation owing to Guarantor by Borrower directly to Lender to be applied towards the Indebtedness, which direction may not be changed or terminated without the prior written consent of Lender.

12.Term of Guarantee.  Except as provided in this Section 12, this Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

13.Collateral for Guarantee. This Guarantee is secured by the collateral identified in the Security Agreement (All Assets) dated as of the Effective Date (the “Security Agreement”), between Guarantor and Lender, and any and all amendments, modifications, replacements, and restatements thereof.

14.Notices. All notices or demands by any party to this Guarantee shall, except as otherwise provided herein, be in writing and may be sent by certified mail, return receipt requested. Notices so mailed shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to the party hereto at the mailing addresses stated herein or to such other addresses as any party hereto may from time to time specify in writing. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Mailing addresses:

Lender:

Zions First National Bank

Corporate Banking Group

One South Main Street, Suite 200

Salt Lake City, Utah  84133

Attention:  Thomas C. Etzel, Sr. Vice President

With a copy to (which shall not constitute notice to Lender):

Holland & Hart LLP

222 South Main Street, Suite 2200

Salt Lake City, Utah 84101

Attention:  Scott R. Irwin, Esq.

Guarantor:

CallCopy, Inc.

c/o inContact, Inc.

7730 South Union Park Avenue, Suite 500

Salt Lake City, Utah 84047

15.Indemnification.  Guarantor hereby agrees to indemnify Lender for all liabilities and damages (including contract, tort and equitable claims) which may be awarded against Lender, and for all reasonable attorneys fees, legal expenses and other expenses incurred in defending such claims, arising from or relating in any manner to the negotiation, execution or performance by Lender of this Guarantee and the other Loan Documents to which Guarantor is a party or by which Guarantor is bound (including all reasonable attorneys fees, legal expenses and other expenses incurred in defending any such claims brought by Guarantor, any other guarantor of the Indebtedness or Borrower if Guarantor, any other such guarantor or Borrower do not prevail in such actions), other than for such liabilities and damages resulting from Lender’s gross negligence or willful misconduct. Lender shall have sole and complete control of the defense of any such claims and is hereby given authority to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

16.Waiver and Release of Claims.  Guarantor hereby (i) represents that neither Guarantor nor any Affiliate or principal of Guarantor have any defenses to or setoffs against any obligations owing by Guarantor, or by Guarantor’s Affiliates or principals, to Lender or Lender’s Affiliates, nor any claims against Lender or Lender’s Affiliates for any matter whatsoever, related or unrelated to this Guarantee, the Loan Documents or the Indebtedness, and (ii) releases Lender and Lender’s Affiliates, officers, directors, employees, representatives and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that Guarantor has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Loan, including the subject matter of the Loan Documents. Guarantor acknowledges that Lender has been induced to enter into the Loan Documents by, among other things, the waivers and releases in this Section 16.

17.Jury Trial Waiver, Arbitration, and Class Action Waiver.  This Section contains a jury waiver, arbitration clause, and a class action waiver. READ IT CAREFULLY.

a.Jury Trial Waiver.  As permitted by applicable law, Guarantor and Lender each waive their respective rights to a trial before a jury in connection with any Dispute (as “Dispute” is hereinafter defined), and Disputes shall be resolved by a judge sitting without a jury. If a court determines that this provision is not enforceable for any reason and at any time prior to trial of the Dispute, but not later than 30 days after entry of the order determining this provision is unenforceable, any party shall be entitled to move the court for an order compelling arbitration and staying or dismissing such litigation pending arbitration (“Arbitration Order”).

b.Arbitration.  If a claim, dispute, or controversy arises among or between Borrower, any Guarantor and Lender with respect to this Guarantee, related agreements, or any other agreement or business relationship between Borrower, such Guarantor and Lender whether or not related to the subject matter of this Guarantee (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, any of the parties may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party. By agreeing to arbitrate a Dispute, Guarantor gives up any right it may have to a jury trial, as well as other rights it would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or National Arbitration Forum (“Administrator”) as selected by the initiating party. If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator. Disputes include matters relating to a deposit account, application for or denial of credit, enforcement of any of the obligations the parties have to each other, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, including but not limited to the validity, enforceability, meaning, or scope of this arbitration provision, and including a dispute based on or arising from an alleged tort or matters involving any of Borrower’s, any Guarantor’s or Lender’s employees, agents, affiliates, or assigns of a party. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court. If a third party is a party to a Dispute, Guarantor and Lender each will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party. Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if there is no agreement, in Salt Lake City, Utah.

After entry of an Arbitration Order, the non-moving party shall commence arbitration. The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration. The arbitrator will (i) hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment, (ii) will render a decision and any award applying applicable law, (iii) give effect to any limitations period in determining any Dispute or defense, (iv) enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable, (v) with regard to motions and the arbitration hearing, apply rules of evidence governing civil cases, and (vi) apply the law of the state specified in the agreement giving rise to the Dispute. Filing of a petition for arbitration shall not prevent any party from (x) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (y) pursuing non-judicial foreclosure, or (z) availing itself of any self-help remedies such as setoff and repossession. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators. To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute. A request for de novo appeal must be filed with the arbitrator within 30 days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding. On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator. Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. The provisions of this arbitration provision shall survive any termination, amendment, or expiration of this Guarantee. If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

c.Class Action Waiver.  Guarantor and Lender each waive the right to litigate in court or arbitrate any claim or Dispute as a class action, either as a member of a class or as a representative, or to act as a private attorney general.

d.Reliance. Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Guarantee by, among other things, the mutual waivers, agreements, and certifications in this section.

18.Consent to Utah Jurisdiction and Exclusive Jurisdiction of Utah Courts.  Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee and/or the transactions contemplated hereby. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER AND EXCEPT AS PROVIDED IN THE ARBITRATION PROVISIONS ABOVE, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

19.Cumulative Rights.  The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted herein, or hereafter existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.

No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.

20.Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah.

21.Binding Effect.  This Guarantee may be executed and delivered to Lender prior to the execution and delivery of the Loan Documents. This Guarantee shall nonetheless be binding and enforceable upon its execution and delivery to Lender.

22.Revival Clause.  If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower, Guarantor, or any other party should for any reason subsequently be determined to be “voidable” or “avoidable” in whole or in part within the meaning of any state or federal law (collectively “voidable transfers”), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender’s counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

23.Severability and Interpretation.  Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The headings in this Guarantee are inserted for convenience only and shall not be considered part of the Guarantee nor be used in its interpretation. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

24.Continuing Agreement.  All agreements, representations, warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness or any portion thereof is outstanding and unpaid. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors and assigns. The death, insolvency, bankruptcy, disability, or lack of limited liability company or corporate power of Borrower, Guarantor, or any other person or entity at any time will not affect this Guarantee.

25.Joint and Several Liability.  Guarantor shall be jointly and severally liable, with each other guarantor and with Borrower, for the Indebtedness and for all obligations and liabilities arising under this Guarantee.

26.Disclosure of Information.  Guarantor hereby consents to Lender disclosing to any financial institution or investor providing financing for Lender, any and all information, knowledge, reports and records, including, without limitation, financial statements, concerning Guarantor.

27.Entire Agreement.  This Guarantee constitutes the entire agreement between Lender and Guarantor concerning the subject matter hereof, and may not be altered or amended except by written agreement signed by Lender and Guarantor. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are rescinded.

28.Counterpart Execution. This Guarantee may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Guarantee to physically form one document. Receipt by Lender of an executed copy of this Guarantee by facsimile or electronic mail shall constitute conclusive evidence of execution and delivery of this Guarantee by the signatory thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, this Guarantee has been executed and becomes effective as of the Effective Date.

Guarantor:
CallCopy, Inc.
By:
Name:
Title: